SEMI ANNUAL REPORT

                                FEBRUARY 28, 1998

                       TEMPLETON GLOBAL INCOME FUND, INC.

                           [FRANKLIN TEMPLETON LOGO]

PAGE


[CELEBRATING 50 YEARS LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.



[PHOTO OF NEIL S. DEVLIN APREAR HERE]


NEIL S. DEVLIN
Portfolio Manager
Templeton Global Income Fund, Inc.

PAGE



SHAREHOLDER LETTER



Your Fund's Objective: Templeton Global Income Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of debt securities of U.S. and foreign issuers.


Dear Shareholder:

We are pleased to bring you this semi-annual report of Templeton Global Income Fund, which covers the period ended February 28, 1998. Global fixed-income performance for the six months under review was influenced by low inflation readings in almost all markets, and by a flight to high quality assets as the Asian currency crises caused many investors to reduce their emerging market holdings and seek safe harbor in bond markets like those of the United States.

Despite accelerating economic growth, interest rates declined in many of the world's markets, and bonds provided investors with attractive returns for the period under review. In the U.S., as the risk of inflation continued to decline, ten-year Treasury note yields fell from 6.30% at the beginning of the period to about 5.57% at the end, with a resulting 4.66% rise in value of such


You may find a complete listing of the Fund's portfolio holdings beginning on page 8 of this report.



CONTENTS

Shareholder Letter ........   1

Performance Summary .......   5

Financial Highlights &
Statement of Investments ..   7

Financial Statements ......  12

Notes to Financial
Statements ................  15

FUND CATEGORY

[PYRAMID GRAPH]



PAGE


GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/28/98

[PIE CHART]

EUROPE                      36.2%
UNITED STATES               20.9%
LATIN AMERICA               22.2%
CANADA                       8.6%
AUSTRALIA & NEW ZEALAND      5.7%
ASIA                         0.6%
SHORT-TERM INVESTMENTS &
OTHER NET ASSETS             5.8%


notes. Other markets also experienced significant declines in yield and a corresponding appreciation in bond value.

Influenced by declining inflation in Europe, yields on ten-year German government bonds fell during the period from 5.69% to 4.95%, with bond values appreciating 3.43%.* The resurgence in value of European currencies relative to the U.S. dollar also benefited bonds by contributing to declining interest rates in Europe. However, although bonds generally provided positive returns, there were industrial and emerging market countries where bonds did not fare as well. Within this environment, the Fund delivered a six-month total return of 4.98% in market-price terms and 4.14% in terms of net asset value, as discussed in the Performance Summary on page 5.

Reacting to the depreciation of the U.S. dollar near the beginning of the period and believing that it would likely rebound, we reduced the Fund's exposure to non-U.S. currencies. We increased our use of hedges during the period, specifically against European and Australian currencies and our net exposure fell from 28.9% of total net assets to 23.3% for European currencies and from 3.9% to less than 2% for Australian currencies. In fact, the U.S. dollar recovered against many other currencies by the end of the period, and our use of hedges helped protect the portfolio from declines in value of our foreign currency-denominated holdings.

In December 1997 and January 1998, we increased the Fund's interest-rate sensitivity by purchasing bonds with longer maturities because we believed interest rates of many countries would decline in the near term. We lengthened the Fund's average maturity from




* Source: Bloomberg. Change in value is measured in U.S. dollars and represents price appreciation only.



2



PAGE


5.5 years at the beginning of the period to 7.0 years at the end, primarily with our U.S., German, and Italian holdings.

We believe that the future for global bond markets will be affected by the ultimate impact of the Asian crises on other industrialized economies. Will the crises cause growth to slow significantly in industrial markets? Will domestic demand in non-Asian markets offset the impact of slower growth in Asia? Will the risk of higher inflation resulting from low unemployment in many countries be reduced by slower growth in Asia? The answers to these questions should affect the course for interest rates over the balance of 1998. In our opinion, the impact of the Asian crises on U.S. economic growth should be relatively small. It could even be beneficial from an inflation perspective, resulting in stable or modestly declining U.S. interest rates. However, improved growth rates in Europe during the year could lead to somewhat higher interest rates there. But the creation of a common European currency, which is scheduled to be introduced in January 1999, will be the focus for most markets and may help to keep European interest rates relatively low, at least for the first half of 1998.

We also believe the U.S. dollar's value will probably be an important factor in global financial markets. The strength of the U.S. economy, the persistent weakness of the Japanese economy, and relatively low European interest rates may help to keep the dollar's value firm in the intermediate term. Eventually, however, slower Asian growth coupled with stronger European growth may cause a weakening U.S. dollar.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change as new

PORTFOLIO BREAKDOWN
BASED ON TOTAL NET ASSETS
2/28/98

GOVERNMENT BONDS            89.7%

CORPORATE BONDS              4.3%

COMMON STOCKS                0.2%

SHORT-TERM INVESTMENTS
& OTHER NET ASSETS           5.8%


For a complete list of portfolio holdings, please see page 8 of this report.


                                                                               3

PAGE



circumstances arise. All figures shown are as of February 28, 1998, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

As always, we remind you that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets.

We thank you for your participation in Templeton Global Income Fund and welcome any comments or suggestions you may have.

Sincerely,


/s/ Neil S. Devlin
Neil S. Devlin, CFA
Portfolio Manager
Templeton Global Income Fund, Inc.


On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions. This authorization remains in effect.



4

PAGE


PERFORMANCE SUMMARY



In market-price terms, Templeton Global Income Fund produced a 4.98% cumulative total return for the six-month period ended February 28, 1998. Based on the change in net asset value (in contrast to market price), the Fund delivered a 4.14% cumulative total return for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange increased 6.25 cents ($0.0625) per share, from $7.5625 on August 31, 1997, to $7.6250 on February 28, 1998, while the net asset value increased 1 cent ($0.01), from $8.35 to $8.36.

Templeton Global Income Fund shareholders received income distributions of 30.0 cents ($0.3000) per share during the period. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.





Past performance is not predictive of future results.


                                                                               5

PAGE


TEMPLETON GLOBAL INCOME FUND
Periods ended 2/28/98

                                                                   SINCE
                                                                 INCEPTION
                                              1-YEAR    5-YEAR   (3/17/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value           6.05%    46.30%    117.49%
  Based on change in market price              5.82%    37.72%     94.27%

Average Annual Total Return(2)
  Based on change in net asset value           6.05%     7.91%     8.12%
  Based on change in market price              5.82%     6.61%     6.90%



(1) Cumulative total return represents the change in value of an investment over the periods indicated.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan, and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.



6

PAGE



TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                             SIX MONTHS
                                                ENDED                              YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 1998    --------------------------------------------------------------
                                             (UNAUDITED)          1997          1996         1995       1994+         1993
                                          -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout
  the period)
Net asset value, beginning of
period................................           $8.35              $8.34         $8.00       $7.89       $8.57         $8.86
                                          -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income................             .29                .60           .63         .64         .67           .79
 Net realized and unrealized gain
   (loss).............................             .02                .01           .31         .11        (.75)         (.36)
                                          -----------------------------------------------------------------------------------
Total from investment operations......             .31                .61           .94         .75        (.08)          .43
                                          -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income................            (.30)              (.60)         (.41)       (.64)       (.06)         (.64)
 Net realized gains...................              --                 --            --          --        (.12)         (.06)
 Tax return of capital................              --                 --          (.19)         --        (.42)         (.02)
                                          -----------------------------------------------------------------------------------
Total distributions...................            (.30)              (.60)         (.60)       (.64)       (.60)         (.72)
                                          -----------------------------------------------------------------------------------
Net asset value, end of period........           $8.36              $8.35         $8.34       $8.00       $7.89         $8.57
                                          ===================================================================================
Total Return*
 Based on market value per share......           4.98%             17.12%        12.75%       8.80%     (7.64)%       (7.07)%
 Based on net asset value per share...           4.14%              8.53%        13.34%      11.30%     (0.15)%         5.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).....        $999,728         $1,002,756    $1,004,606    $964,013    $949,850    $1,032,770
Ratios to average net assets:
 Expenses.............................            .81%**             .75%          .72%        .78%        .79%          .79%
 Net investment income................           7.10%**            7.05%         7.67%       8.19%       8.17%         9.40%
Portfolio turnover rate...............          43.62%            191.83%       112.59%     104.37%     138.34%       264.61%

*Total return is not annualized.
**Annualized.
+Based on weighted average shares outstanding.
                       See Notes to Financial Statements.
                                                                               7

PAGE



TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED)

                                                                   PRINCIPAL
                                                                    AMOUNT*            VALUE
                                                                    -------            -----
BONDS 94.0%
ARGENTINA 6.4%
Republic of Argentina:
  10.95%, 11/01/99..........................................    $     7,030,000     $  7,443,012
  8.75%, 5/09/02............................................          5,050,000        4,933,850
  8.375%, 12/20/03..........................................         20,690,000       20,586,550
  11.00%, 10/09/06..........................................          1,500,000        1,687,500
  11.375%, 1/30/17..........................................          3,035,000        3,454,209
  9.75%, 9/19/27............................................          9,575,000        9,539,094
Telecom Argentina Stet-France SA, 144A, 8.375%, 10/18/00....          8,000,000        8,260,000
Telefonica de Argentina SA, 144A, 8.375%, 10/01/00..........          7,500,000        7,650,000
                                                                                    ------------
                                                                                      63,554,215
                                                                                    ------------
AUSTRALIA 3.9%
Government of Australia, 10.00%, 10/15/02...................         49,168,000AUD    39,321,416
                                                                                    ------------
BRAZIL 5.5%
Companhia Suzano Papel, 10.25%, 10/06/01....................          5,750,000        5,656,563
Government of Brazil:
  6.563%, 4/15/09...........................................         14,690,000       12,100,888
  FRN, 6.75%, 4/15/12.......................................         19,475,000       15,044,437
  FRN, 6.938%, 4/15/12......................................          1,000,000          772,500
  10.125%, 5/15/27..........................................         11,550,000       11,203,500
Republic of Brazil, 8.00%, 4/15/14..........................         12,143,784       10,000,175
                                                                                    ------------
                                                                                      54,778,063
                                                                                    ------------
CANADA 8.6%
Government of Canada:
  10.50%, 7/01/00...........................................         39,858,000CAD    31,211,061
  10.50%, 3/01/01...........................................         39,793,000CAD    31,963,572
  10.00%, 5/01/02...........................................         25,710,000CAD    21,191,760
  10.25%, 2/01/04...........................................          1,130,000CAD       988,001
NHA Manulife Pool:
  #96405089, 9.125%, 6/01/02................................            802,863CAD       578,998
  #96405378, 9.25%, 8/01/02.................................            333,332CAD       240,669
  #96405386, 9.25%, 8/01/02.................................            463,418CAD       334,755
                                                                                    ------------
                                                                                      86,508,816
                                                                                    ------------
COLOMBIA .5%
Empresa Colombiana de Petroleos, 144A, 7.25%, 7/08/98.......          4,750,000        4,797,500
                                                                                    ------------
DENMARK 1.7%
Government of Denmark, 8.00%, 5/15/03.......................         78,725,000DKK    13,038,088
Kingdom of Denmark, 9.00%, 11/15/00.........................         23,811,000DKK     3,839,117
                                                                                    ------------
                                                                                      16,877,205
                                                                                    ------------

 8

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                                   PRINCIPAL
                                                                    AMOUNT*            VALUE
                                                                    -------            -----
BONDS (CONT.)
GERMANY 8.6%
Federal Republic of Germany:
  Bundesrep, 7.75%, 2/21/00.................................        117,045,000DEM  $ 69,138,464
  8.00%, 7/22/02............................................         26,685,000DEM    16,777,884
                                                                                    ------------
                                                                                      85,916,348
                                                                                    ------------
INDIA .1%
Essar Steel Ltd., 144A, FRN, 8.275%, 7/15/99................          1,240,000        1,072,600
                                                                                    ------------
ITALY 6.7%
Buoni Poliennali del Tes:
  12.00%, 1/17/99...........................................     14,535,000,000ITL     8,547,225
  10.50%, 11/01/00..........................................     17,020,000,000ITL    10,843,590
  10.50%, 9/01/05...........................................     64,010,000,000ITL    47,381,258
                                                                                    ------------
                                                                                      66,772,073
                                                                                    ------------
MEXICO 6.1%
Nacional Financiera SNC, 10.625%, 11/22/01..................          2,500,000        2,693,750
United Mexican States:
  9.75%, 2/06/01............................................         18,120,000       19,297,800
  9.875%, 1/15/07...........................................         14,735,000       16,061,150
  11.375%, 9/15/16..........................................          8,355,000        9,942,450
  6.25%, 12/31/19...........................................         14,925,000       12,602,297
                                                                                    ------------
                                                                                      60,597,447
                                                                                    ------------
NEW ZEALAND 1.8%
Government of New Zealand, 6.50%, 2/15/00...................         31,340,000NZD    17,960,314
                                                                                    ------------
PANAMA .6%
Republic of Panama, 8.875%, 9/30/27.........................          6,070,000        5,997,919
                                                                                    ------------
PHILIPPINES .5%
Philippines Development Bank, 8.00%, 7/22/98................          5,000,000        4,981,250
                                                                                    ------------
SPAIN 7.3%
Government of Spain:
  12.25%, 3/25/00...........................................      4,657,890,000ESP    34,932,660
  10.10%, 2/28/01...........................................      2,500,600,000ESP    18,815,494
  10.90%, 8/30/03...........................................      2,290,680,000ESP    19,228,064
                                                                                    ------------
                                                                                      72,976,218
                                                                                    ------------
SWEDEN 5.9%
Kingdom of Sweden:
  13.00%, 6/15/01...........................................         83,300,000SEK    12,872,316
  10.25%, 5/05/03...........................................        234,800,000SEK    35,991,463
  8.00%, 8/15/07............................................         66,600,000SEK     9,871,721
                                                                                    ------------
                                                                                      58,735,500
                                                                                    ------------

                                                                               9

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                                   PRINCIPAL
                                                                    AMOUNT*            VALUE
                                                                    -------            -----
BONDS (CONT.)
UNITED KINGDOM 6.0%
British Petroleum Co. Plc., 10.875%, 8/01/01................    $    10,000,000     $  8,074,477
United Kingdom:
  8.00%, 12/07/00...........................................         27,645,000GBP    47,082,307
  stk., 7.00%, 11/06/01.....................................          3,010,000GBP     5,042,660
                                                                                    ------------
                                                                                      60,199,444
                                                                                    ------------
UNITED STATES 20.7%
U.S. Treasury Bond, 6.375%, 8/15/02.........................         32,590,000       33,577,901
U.S. Treasury Notes:
  5.125%, 4/30/98...........................................             10,000            9,997
  6.625%, 4/30/02...........................................         35,050,000       36,364,410
  7.25%, 8/15/04............................................         50,022,000       54,320,791
  6.125%, 8/15/07...........................................         54,299,000       55,995,898
  6.125%, 11/15/27..........................................         26,498,000       27,251,550
                                                                                    ------------
                                                                                     207,520,547
                                                                                    ------------
VENEZUELA 3.1%
Republic of Venezuela, 9.25%, 9/15/27.......................         21,093,000       18,878,235
Venezuela Front Load Interest Reduction Bond, FRN, 6.75%,
  3/31/07...................................................         13,119,034       11,741,535
                                                                                    ------------
                                                                                      30,619,770
                                                                                    ------------
TOTAL BONDS (COST $958,060,658).............................                         939,186,645
                                                                                    ------------

                                                                    SHARES
                                                                     -----
PREFERRED STOCK (COST $1,998,360) .2%
Santander Finance Ltd., B, pfd. ............................             91,500        2,379,000
                                                                                    ------------
                                                                   PRINCIPAL
                                                                    AMOUNT*
                                                                    -------
SHORT TERM INVESTMENT (COST $5,000,000) .5%
Federal Farm Credit Banks, 5.62%, 4/01/98...................    $     5,000,000        4,999,890
                                                                                    ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $965,059,018).............................................                         946,565,535
                                                                                    ------------

 10

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                                   PRINCIPAL
                                                                    AMOUNT*            VALUE
                                                                    -------            -----
a REPURCHASE AGREEMENT 2.9%
Barclays de Zoete Wedd Sec Inc., 5.625%, 3/02/98 (Maturity
  Value $28,637,418)
  (COST $28,624,000) Collaterized by U.S. Treasury Note.....    $    28,624,000     $ 28,624,000
                                                                                    ------------
TOTAL INVESTMENTS (COST $993,683,018) 97.6%.................                         975,189,535
NET EQUITY IN FORWARD CONTRACTS (.1%).......................                            (593,859)
OTHER ASSETS, LESS LIABILITIES 2.5%.........................                          25,132,285
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $999,727,961
                                                                                    ============

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DEM  -- German Mark
DKK  -- Danisk Krone
ESP  -- Spanish Peseta
GBP  -- British Pound
ITL  -- Italian Lira
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona

*Securities traded in U.S. dollars unless otherwise indicated.
a At February 28, 1998, all repurchase agreements held by the Fund had been entered into on that date.
                       See Notes to Financial Statements.
                                                                              11

PAGE



TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $965,059,018)....    $  946,565,535
 Repurchase agreement, at value and cost....................        28,624,000
 Cash.......................................................               823
 Receivables from dividends and interest....................        27,084,770
 Unrealized gain on forward exchange contracts (Note 6).....         1,115,844
                                                                --------------
      Total assets..........................................     1,003,390,972
                                                                --------------
Liabilities:
 Payable to affiliates......................................           485,473
 Distributions to shareholders..............................           700,845
 Unrealized loss on forward exchange contracts (Note 6).....         1,709,703
 Other liabilities..........................................           766,990
                                                                --------------
      Total liabilities.....................................         3,663,011
                                                                --------------
Net assets, at value........................................    $  999,727,961
                                                                ==============
Net assets consist of:
 Distributions in excess of net investment income...........    $   (1,145,933)
 Net unrealized depreciation................................       (19,394,585)
 Accumulated net realized loss..............................        (2,347,780)
 Capital shares.............................................     1,022,616,259
                                                                --------------
Net assets, at value........................................    $  999,727,961
                                                                ==============
Net asset value per share ($999,727,961  / 119,610,900
  shares outstanding).......................................             $8.36
                                                                ==============

                       See Notes to Financial Statements.
 12

PAGE



TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $35,673)
 Dividends..................................................    $   106,617
 Interest...................................................     39,044,849
                                                                -----------
      Total investment income...............................                      $39,151,466

Expenses:
 Management fees (Note 3)...................................      2,524,442
 Administrative fees (Note 3)...............................        630,642
 Transfer agent fees........................................         72,000
 Custodian fees.............................................        117,674
 Reports to shareholders....................................        228,000
 Registration and filing fees...............................        103,000
 Professional fees (Note 3).................................        307,828
 Directors' fees and expenses...............................         30,000
 Other......................................................          8,660
                                                                -----------
      Total expenses........................................                        4,022,246
                                                                                  -----------
            Net investment income...........................                       35,129,220
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (4,636,387)
  Foreign currency transactions.............................      8,211,506
                                                                -----------
     Net realized gain......................................                        3,575,119
 Net unrealized appreciation (depreciation) on:
  Investments...............................................      1,868,764
  Translation of assets and liabilities denominated in
    foreign currencies......................................     (4,013,646)
                                                                -----------
     Net unrealized depreciation............................                       (2,144,882)
                                                                                  -----------
Net realized and unrealized gain............................                        1,430,237
                                                                                  -----------
Net increase in net assets resulting from operations........                      $36,559,457
                                                                                  ===========

                       See Notes to Financial Statements.
                                                                              13

PAGE



TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                      ENDED
                                                                FEBRUARY 28, 1998         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1997
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $   35,129,220         $   71,910,332
  Net realized gain from investments and foreign currency
    transactions............................................          3,575,119             16,362,324
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................         (2,144,882)           (15,185,633)
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....         36,559,457             73,087,023

 Distributions to shareholders from:
  Net investment income.....................................        (35,129,220)           (71,910,332)
  In excess of net investment income........................           (833,105)              (312,828)
 Capital share transactions (Note 2)........................         (3,624,793)            (2,714,270)
                                                                ---------------------------------------
    Net decrease in net assets..............................         (3,027,661)            (1,850,407)

Net assets:
 Beginning of period........................................      1,002,755,622          1,004,606,029
                                                                ---------------------------------------
 End of period..............................................     $  999,727,961         $1,002,755,622
                                                                =======================================
Distributions in excess of net investment income included in net assets:
 End of period..............................................     $   (1,145,933)        $     (312,828)
                                                                =======================================

                       See Notes to Financial Statements.
 14

PAGE



TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks current income, with capital appreciation and growth of income by investing primarily in a portfolio of debt securities of companies, governments, and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              15

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock.

At February 28, 1998, there were 200,000,000 shares authorized ($0.01 par value). During the year ended February 28, 1998, 481,700 shares were repurchased for $3,624,793. During the year ended August 31, 1997, 360,800 shares were repurchased for $2,714,270.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager, and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
---------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

 16

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million

Included in professional fees are legal fees of $132,781 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At February 28, 1998, the net unrealized depreciation based on cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 13,763,256
Unrealized depreciation.....................................   (32,256,739)
                                                              ------------
Net unrealized depreciation.................................  $(18,493,483)
                                                              ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1998 aggregated $365,201,541 and $351,551,562, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At February 28, 1998, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract.

                                                                              17

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

As of February 28, 1998, the Fund had the following forward exchange contracts outstanding:


                                                                                   IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL:                                                            EXCHANGE FOR      DATE            GAIN/(LOSS
----------------------------------------------------------------------        ---------------------------------------------
98,298,000  Deutsche Marks............................................  U.S.  $ 54,681,998    3/25/98     U.S.  $   404,838
23,571,250  Deutsche Marks............................................          13,044,411     4/6/98                19,649
47,142,500  Deutsche Marks............................................          26,091,709     4/7/98                40,631
                                                                              ------------                      -----------
                                                                        U.S.  $ 93,818,118                          465,118
                                                                              ============
    Net unrealized gain on offsetting forward exchange contracts......                                              650,726
                                                                                                                -----------
      Unrealized gain on forward exchange contracts...................                                            1,115,844
                                                                                                                -----------
CONTRACTS TO SELL:
------------------
 9,000,000  Australian Dollars........................................  U.S.  $  5,924,970    3/20/98     U.S.  $  (187,204)
20,250,000  Australian Dollars........................................          13,492,575     4/2/98              (263,327)
15,170,000  Canadian Dollars..........................................          10,636,955    3/20/98               (27,151)
32,106,000  Canadian Dollars..........................................          22,082,067     4/2/98              (494,341)
 7,700,000  Canadian Dollars..........................................           5,320,252     4/3/98               (94,371)
47,142,500  Deutsche Marks............................................          25,902,473    3/23/98              (124,960)
 8,300,000  New Zealand Dollars.......................................           4,672,900    3/12/98              (174,179)
 9,300,000  New Zealand Dollars.......................................           5,413,530    3/17/98               (15,168)
 4,150,000  New Zealand Dollars.......................................           2,399,115    3/23/98               (22,102)
                                                                              ------------                      -----------
                                                                        U.S.  $ 95,844,837                       (1,402,803)
                                                                              ============
    Net unrealized loss on offsetting forward exchange contracts......                                             (306,900)
                                                                                                                -----------
      Unrealized loss on forward exchange contracts...................                                           (1,709,703)
                                                                                                                -----------
        Net unrealized loss on forward exchange contracts.............                                    U.S.  $  (593,859)
                                                                                                                ===========

 18

PAGE



TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, February 17, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida, on February 17, 1998. The purpose of the meeting was to elect three Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1998, and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Betty P. Krahmer, Charles B. Johnson and Fred R. Millsaps.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of three (3) Directors for the term set forth below:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
Betty P. Krahmer............................................  97,045,114        81.12%         2,025,273         1.69%
Charles B. Johnson..........................................  97,195,690        81.25%         1,874,697         1.57%
Fred R. Millsaps............................................  97,054,478        81.13%         2,015,909         1.68%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending August 31, 1998:

                % OF                    % OF                      % OF
             OUTSTANDING             OUTSTANDING               OUTSTANDING
   FOR         SHARES      AGAINST     SHARES       ABSTAIN      SHARES
--------------------------------------------------------------------------
97,150,937     81.21%      563,048      0.47%      1,356,402      1.13%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              19

PAGE



TEMPLETON GLOBAL INCOME FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features: -- Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service fee of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "GIM". The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-292-9293.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 10 a.m. Eastern Time any business day at 1-800-DIAL BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

 20

PAGE



LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

Variable Annuities++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


* These funds are now closed to new accounts, with the exception of retirement accounts.

** Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

*** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
Chase Mellon Shareholder Services
450 West 33rd Street
New York, NY 10001
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

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